UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ,October 15, 2021 (October 15, 2021)

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37665			61-1770902
Delaware	001-07541			13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)			(I.R.S. Employer Identification No.)

8501 Williams Road
	Estero,	Florida	33928
	239	301-7000
(Address, including Zip Code, and telephone number, including area code, of registrant's principal executive offices)

Not Applicable
Not Applicable
(Former name, former address and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
	Title of Each Class		Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock	par value $0.01 per share	HTZZ	*
The Hertz Corporation	None		None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

*Hertz Global Holdings, Inc.'s common stock trades on the over-the-counter market under the symbol HTZZ.

Item 8.01 Other Events.

Hertz Global Holdings, Inc. ("Hertz Global" when including its subsidiaries and variable interest entities ("VIEs") and "Hertz Holdings" when excluding its subsidiaries and VIEs) which wholly owns The Hertz Corporation ("Hertz" and interchangeably with Hertz Global, the "Company") is filing this Current Report on Form 8-K to reflect changes to the presentation of our financial information as set forth in (i) our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “2020 Form 10-K”), as filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2021, and (ii) our Quarterly Report on Form 10-Q for the period ended March 31, 2021 (the “Q1 Form 10-Q”), as filed with the SEC on May 7, 2021, in order to give effect to a change in segment reporting.

As previously disclosed in our Quarterly Report on Form 10-Q for the period ended June 30, 2021 (as filed with the SEC on August 9, 2021) (the “Q2 Form 10-Q”), effective in the second quarter of 2021, in connection with Hertz Global, Hertz and certain of their direct and indirect subsidiaries in the U.S. and Canada (collectively the "Debtors") emergence from Chapter 11 on June 30, 2021 and changes in how the Company's chief operating decision maker ("CODM") regularly reviews operating results and allocates resources, the Company revised its reportable segments to include Canada, Latin America and the Caribbean in its Americas Rental Car ("Americas RAC") reportable segment, which were previously included in its International Rental Car ("International RAC") reportable segment. Accordingly, prior periods have been restated to conform with the revised presentation.

Exhibit 99.1 to this Form 8-K updates the information in the following items from the 2020 Form 10-K as initially filed in order to reflect the change in segment reporting: Part I. Item 1, Business; Part II. Item 7, Management's Discussion and Analysis of Financial Condition and Results of Operations; and Part II. Item 8, Financial Statements and Supplementary Data. Exhibit 99.2 to this Form 8-K updates the information in the following items from the Q1 Form 10-Q as initially filed in order to reflect the change in segment reporting: Part I. Item 1, Condensed Consolidated Financial Statements (Unaudited) and Part I. Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations.

No items in the 2020 Form 10-K or the Q1 Form 10-Q other than those identified above are being updated by this filing. Information in the 2020 Form 10-K is generally stated as of December 31, 2020 and this filing does not reflect any subsequent information or events other than the changes noted above. Information in the Q1 Form 10-Q is generally stated as of March 31, 2021 and this filing does not reflect any subsequent information or events other than the changes noted above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2020 Form 10-K or the Q1 Form 10-Q for any information, uncertainties, transactions, risks, events, or trends occurring, or known to management, other than the events described above. More current information is contained in the Q2 Form 10-Q and other filings with the SEC. This exhibit should be read in conjunction with the 2020 Form 10-K, the Q1 Form 10-Q, the Q2 Form 10-Q, and any other documents we have filed with the SEC subsequent to August 9, 2021.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibits are furnished as part of this report:

Exhibit 23.1	Consent of Ernst & Young LLP
Exhibit 23.2	Consent of PricewaterhouseCoopers LLP
Exhibit 99.1	Revised Part I, Item 1., Part II, Item 7. and Part II, Item 8. of the Annual Report on Form 10-K for the year ended December 31, 2020.
Exhibit 99.2	Revised Part I, Item 1. and Part I, Item 2. of the Quarterly Report on Form 10-Q for the period ended March 31, 2021.
Exhibit 101.1	Pursuant to Rule 406 of Regulation S-T, the cover page to this Current Report on Form 8-K is formatted in Inline XBRL
Exhibit 101.SCH	XBRL Taxonomy Extension Schema Document.
Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
Exhibit 104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit 101.1)

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

By:	/s/ M. DAVID GALAINENA
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel and Secretary
Date:  October 15, 2021